                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 3, 2005


                          JOHN Q. HAMMONS HOTELS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                              1-13486                           43-1695093
(State or Other Jurisdiction of           (Commission File Number)       (IRS Employer Identification No.)
        Incorporation)

                           300 JOHN Q. HAMMONS PARKWAY
                                    SUITE 900
                              SPRINGFIELD, MO 65806
               (Address of principal executive offices) (Zip Code)


                                 (417) 864-4300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

On June 3, 2005, the Company issued a press release announcing that that the special committee of the board of directors received a letter from JQH Acquisition, LLC asking the special committee to approve several agreements between JQH Acquisition, LLC, its financing source and the Company's principal stockholder, John Q. Hammons. JQH Acquisition, LLC also reaffirmed its offer to acquire all of the outstanding Class A common stock of the Company through a merger at a cash purchase price of $24.00 per share. The special committee received copies of the proposed agreements with Mr. Hammons, along with a draft merger agreement.

By separate letter, Mr. Hammons advised the special committee that, subject to the committee's approval, he is prepared to enter into the proposed agreements with JQH Acquisition, LLC and its financing source. Mr. Hammons and JQH Acquisition, LLC also advised the committee that they will not terminate their Transaction Agreement (among Mr. Hammons, his revocable trust, Hammons, Inc., JD Holdings, LLC, and JQH Acquisition, LLC, dated as of May 24, 2005) before June 14, 2005.

The committee is scheduled to meet on June 14, 2005 to respond to the request from JQH Acquisition, LLC and to make a recommendation to the Company's board of directors. The board is scheduled to meet later that day.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release issued today. That exhibit and the information above are being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

        Exhibit No.                          Exhibit
        -----------                          -------
           99.1        Press Release, dated June 3, 2005, issued by the registrant

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          JOHN Q. HAMMONS HOTELS, INC.



                                          By: /s/ Paul E. Muellner
                                              ---------------------------------
                                              Name:    Paul E. Muellner
                                              Title:   Chief Financial Officer

Date: June 3, 2005

                                  EXHIBIT INDEX

Exhibit No.                                     Exhibit
-----------                                     -------
   99.1             Press Release, dated June 3, 2005, issued by John Q. Hammons
                    Hotels, Inc.